Property, Plant and Equipment, Net (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Property, Plant and Equipment, Net (Textual)
Depreciation expense	$ 3,887,823	$ 3,016,935	$ 2,641,932
Construction in progress, description	The Company started the first phase of the construction for its facility expansion in China ("Phase I") in April 2016 in China. For the year ended December 31, 2017, construction in progress of approximately $19.3 million was completed and was transferred to property, plant and equipment for Phase I.
Total construction cost	$ 11,000,000
Machinery [Member]
Property, Plant and Equipment, Net (Textual)
Amount of machinery related to sale leaseback	$ 6,637,055